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                                                                  Exhibit 10.1


                        AGREEMENT OF SALE AND PURCHASE


                  THIS AGREEMENT is made as of the 5th day of May, 1998 by and between ASW PROPERTIES, LTD., an Ohio limited liability company, having an address at 3200 Gilchrist Road, Mogadore, Ohio 44260 ("Seller") and AMERICAN REAL ESTATE INVESTMENT, L.P., a Delaware limited partnership, having an address at Plymouth Meeting Executive Campus, 620 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462 ("Buyer").

                                    RECITALS

                  A. Seller is the tenant and Akron-Canton Regional Airport Authority is the landlord (the "Ground Lessor") under a certain Ground Lease dated June 15, 1995, as amended by First Amendment to Ground Lease dated October 17, 1996 and by Second Amendment to Ground Lease dated October 17, 1996 (as amended, the "Ground Lease") with respect to land located in the City of Green, Summit County, Ohio and Jackson Township, Stark County, Ohio. A Memorandum of the Ground Lease has been recorded in O.R. Volume 2031 Page 1049 of the Summit County Real Estate Records and as Official Records Imaging Number 95048698 of the Stark County Real Estate Records, and was amended by an Amended Memorandum of Ground Lease dated October 17, 1996 (as amended, the "Memorandum of Ground Lease").

                  B. Seller has caused to be constructed on that portion of the land leased under the Ground Lease and described on Exhibit A-1 to this Agreement (the "Land") certain improvements, including a warehouse/distribution facility containing approximately 255,000 square feet.

                  C. Buyer desires to acquire from Seller and Seller desires to sell to Buyer the improvements on the Land and to sublease the Land, all on the terms set forth in this Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:


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1.                Agreement to Sell and Purchase.

                           (a)      Seller agrees to sell to Buyer, and Buyer
agrees to purchase from Seller, subject to the terms and conditions of this Agreement, certain property consisting of the following:

                                          (i)  Improvements. All improvements
on the Land including, without limitation, a warehouse/distribution facility containing 255,000 square feet, parking areas and access ways, (collectively the "Improvements") together with all appurtenances thereto including, without limitation, all easements, rights-of-way, and other rights and benefits belonging to, running with the owner of, or relating to the Improvements.

                                         (ii)  Personal Property. All fixtures,
equipment, all furniture, supplies, and other unattached items of personal property located in or on, or used in connection with, the Improvements which are listed on Exhibit A-2 to this Agreement; and all intangible personal property listed in items 1, 2 and 3 to Exhibit B to the form of Bill of Sale attached to this Agreement as Exhibit B-2 and used in the ownership, operation or maintenance of the Improvements and the Land which is owned by Seller (all of the foregoing items of property being collectively called "Personal Property").

                           (b)      Leasehold Estate. Seller agrees to sublease
to Buyer the Land in accordance with the terms and upon the conditions of a Sublease Agreement to be negotiated by Seller and Buyer during the Inspection Period (the "Sublease") or, at Buyer's option, by entry of a new ground lease for the Land with the Ground Lessor. The estate to be created by the Sublease is referred to in this Agreement as the "Leasehold Estate". Buyer shall advise Seller whether Buyer shall elect to enter a new ground lease for the Land within fifteen (15) days after the date of this Agreement.

                           (c)      Property. The Leasehold Estate and
Improvements are sometimes collectively called the "Real Property". The Leasehold Estate, the Improvements and the Personal Property are sometimes collectively called the "Property".

2. Purchase Price. The purchase price (the "Purchase Price") for the Property, subject to adjustments as provided in this Agreement, shall be Seven Million Six Hundred Thirty Thousand Dollars ($7,630,000), and shall be paid as follows:

                           (a)      Upon expiration of the Inspection Period (as
defined below), One Hundred Thousand Dollars ($100,000) (such sum, plus all interest which accrues thereon, is referred to in this Agreement as the "Deposit") shall be paid by Buyer to First American Title Insurance Company ("Title Company"). The Deposit shall be held by the Title Company in one or more federally-insured money market accounts acceptable to both Seller and Buyer, or in


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short-term United States Government obligations having a maturity date which is not later than the Closing Date (as defined below).

                           (b)      The balance of the Purchase Price shall be
paid at Closing by wire transfer of immediately available funds through the Title Company.

3.                Disposition of Deposit; Defaults.

                           (a)      The Deposit shall be held in escrow and
disbursed by the Title Company in accordance with the terms of this Agreement. Seller and Buyer each agrees, upon request, to execute the Title Company's customary form of escrow agreement with respect to the Deposit.

                           (b)      If Buyer, without the right to do so and in
default of its obligations under this Agreement fails to complete Closing, Seller shall have the right to be paid the Deposit as liquidated damages and not as a penalty. Buyer and Seller acknowledge that the damages which may be incurred by Seller in the event of Buyer's default are difficult to quantify as of the date of this Agreement; the Deposit represents the parties' reasonable estimate of Seller's probable future damages in the event of Buyer's default; and that the Deposit represents fair and reasonable compensation to Seller in the event of Buyer's default. The right of Seller to be paid the Deposit shall be Seller's exclusive and sole remedy, and Seller waives any right to recover the balance of the Purchase Price, or any part thereof, and the right to pursue any other remedy permitted by law or in equity against Buyer.

                           (c)      If Closing is completed hereunder, the Title
Company shall pay the Deposit to Seller on account of the Purchase Price.

4. Closing. The closing of this transaction ("Closing") shall take place at the offices of Wolf, Block, Schorr and Solis-Cohen LLP, Twelfth Floor Packard Building, 111 South Chestnut Street, Philadelphia, Pennsylvania 19102. Closing shall commence at 10:00 a.m. on the date which is 15 days after expiration of Inspection Period (as defined in Section 13) or as such earlier date as Buyer may designate upon at least 5 days' notice to Seller ("Closing Date").

5.                Condition of Title.

                           (a)      Title to the Property shall be good and
marketable and free and clear of all liens, restrictions, easements, encumbrances, leases, tenancies and other title objections, except for the Permitted Encumbrances (as defined below) and the Tenant Leases (as defined below), and shall be insurable as such and as provided in this Agreement at ordinary rates by the Title Company pursuant to an ALTA Owner's Policy of Title Insurance, 1970 Form B, amended October 17, 1970 and October 17, 1984 (the "Owner's Policy of Title Insurance"). The premium for the Owner's Policy of Title Insurance will be paid by Buyer.


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                           (b)      If Seller is unable to convey title to the
Property to Buyer at Closing in accordance with the requirements of Section 5(a), Buyer shall have the right (i) of taking such title as Seller is able to convey with abatement of the Purchase Price in the amount (fixed or ascertainable) of any Monetary Liens (as defined below) on the Property, or (ii) of terminating this Agreement.

                           (c)      Promptly after the execution of this
Agreement, Buyer shall order from the Title Company a Commitment for Title Insurance ("Title Commitment") with respect to the Real Property. Prior to the expiration of the Inspection Period, Buyer shall give to Seller Notice ("Exception Notice") of any exceptions to title set forth in the Title Commitment which are not acceptable to Buyer ("Unacceptable Exceptions"). Seller shall, within ten business (10) days after the date of Seller's receipt of the Exception Notice, deliver to Buyer an endorsement to the Title Commitment issued by the Title Company stating which, if any, of the Unacceptable Exceptions the Title Company has or will commit to remove from the Title Commitment. If the Title Company has not issued an endorsement to the Title Commitment removing (or committing to remove) all of the Unacceptable Exceptions from the Title Commitment within ten (10) business days after the date of Seller's receipt of the Exception Notice, Buyer shall have the right to terminate this Agreement. If Buyer does not terminate this Agreement pursuant to the provisions of this
Section 5(c), then the exceptions remaining on Schedule B, Section 2 of the Title Commitment which are not liens securing payment of monetary sums ("Monetary Liens") shall be the "Permitted Encumbrances". Seller agrees to pay all Monetary Liens and cause all Monetary Liens to be released and satisfied of record prior to the completion of Closing.

                           (d) If Seller, without the right to do so and in the
default of its obligations under this Agreement fails to complete Closing, or otherwise defaults under or breaches this Agreement, Buyer shall have the right, at Buyer's sole election, either (A) to be returned the Deposit plus Buyer's reimbursable costs as hereinafter defined or (B) to specific performance and injunctive relief without monetary damages against Seller. Reimbursable costs are defined to include the cost of all charges incurred by Buyer for searching title, the cost of any plans, surveys and environmental studies ordered by Buyer, all loan commitment fees paid by Buyer and all the fees, costs and expenses reasonably incurred by Buyer in connection with the property and Buyer's intended acquisition thereof, which in no event may exceed $35,000 in the aggregate.

6. Possession. Possession of the Property shall be given to Buyer at Closing, subject only to the Permitted Encumbrances and rights of occupancy of the Tenants (as defined below) under the Tenant Leases by delivery of the Sublease, if applicable, and Seller's Bill of Sale in the form of Exhibit B-2 to this Agreement (the "Bill of Sale"), and Seller's special warranty deed as to the Improvements in the form of Exhibit B-3 to this Agreement (the "Deed"), each duly executed and acknowledged by Seller and in proper form for recording. If Buyer causes a survey of the Real Property to be made, then at Buyer's option the description of the Land contained in the Deed shall be based upon the survey.

7.                Apportionments; Transfer Taxes; Security Deposits.


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                           (a)    (i)       Real estate taxes on the Real
Property; personal property taxes (if any) on the Personal Property; minimum water and sewer rentals; base, minimum and/or fixed rental, additional rental and other sums paid by the Tenants to the Seller prior to Closing under the Tenant Leases; payments due under the Service Agreements (as defined below) which are to be assigned to Buyer, if any, shall be apportioned pro rata between Seller and Buyer on a per diem basis as of the Closing Date; provided, however, that there shall be no apportionment between Buyer and Seller at Closing with respect to utility charges paid by the Tenants directly to utility companies pursuant to the Tenant Leases.

                                 (ii)       If the Closing Date is not the first
day of a calendar month and if as of the Closing Date any of the Tenants has not paid the monthly installment of base, minimum and/or fixed rental ("Delinquent Installment") due under its Tenant Lease with respect to the month in which Closing occurs, then at Closing Buyer shall receive a credit against the Purchase Price in an amount equal to the portion of the Delinquent Installment applicable to the period of time from and after the Closing Date and through the balance of the applicable month; and upon Buyer's receipt of the Delinquent Installment from such Tenant, Buyer shall pay the full amount thereof to Seller.

                           (b)      At Closing, Seller shall pay all realty
transfer taxes imposed by governmental authorities in connection with the transactions contemplated by this Agreement.

                           (c)      At Closing, Seller shall credit the amount
of all Security Deposits paid under the Tenant Leases, together with all interest which has (or was required to) accrue thereon, against the Purchase Price.

8. Representations and Warranties of Seller. Seller makes the following representations and warranties to Buyer, which representations and warranties are true and correct as of the date of this Agreement, and shall be true and correct at and as of the Closing Date in all respects as though such representations and warranties were made both at and as of the date of this Agreement, and at and as of the Closing Date:

                           (a)      The only subleases or other agreements
(collectively, the "Tenant Leases"; and each respective tenant under each of the Tenant Leases is sometimes individually called "Tenant" and collectively "Tenants") with respect to rights of use and occupancy of the Property in effect are as set forth on the Schedule 1 to this Agreement.

                           (b)      The Tenant Leases are valid and existing and
in full force and effect; the Tenants are in actual possession of the Property; and neither the Tenants nor the Seller is in default of its respective obligations under the Tenant Leases.


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                           (c)      The copies of the Tenant Leases previously
delivered by Seller to Buyer are true and complete copies of the Tenant Leases; the Tenant Leases have not been amended, modified, or supplemented; and the Tenants do not have any right to extend or renew the terms of their respective Tenant Leases except as expressly set forth in the Tenant Leases.

                           (d)      None of the Tenants has asserted any claim
which could adversely affect the right of the landlord to collect base, minimum or fixed rental or additional rental from the Tenants; and no notice of default or breach on the part of landlord under the Tenant Leases has been received by Seller from any of the Tenants which has not been cured.

                           (e)      All construction, painting, repairs,
alterations, improvements and other work required to be performed by the landlord under the Tenant Leases, and all of the other obligations of the landlord required to be performed under the Tenant Leases as of the Closing Date, have been completed fully performed and paid for in full by Seller.

                           (f)      The terms of the Tenant Leases commenced and
will end on the dates specified on Schedule 1.

                           (g)     The rents and other payments set forth in the
Tenant Leases are the actual rents, income and charges presently being collected by Seller under the Tenant Leases; all minimum rent payable under the Tenant Leases is payable monthly in advance.

                           (h)      Except as set forth in the Tenant Leases,
none of the Tenants is entitled to any concession, allowance, rebate or refund.

                           (i)      None of the Tenants has prepaid any base
rental, minimum rental, fixed rental or additional rental or other charges for more than the current month under its Tenant Lease.

                           (j)      None of the Tenant Leases nor the rental or
other amounts payable under the Tenant Leases has been assigned, pledged or encumbered other than to the holder of any existing mortgage as collateral security, which assignment shall be terminated at Closing; and the Tenant Leases may be assigned by Seller to Buyer at Closing.

                           (k)      No security deposit has been paid by any of
the Tenants under the Tenant Leases, except as set forth on
Schedule 1.

                           (l)      No brokerage or leasing commissions or other
compensation are or will be due and payable to any party ("Lease Broker") with respect to or on account of the Tenant Leases or any extensions or renewals of the Tenant Leases pursuant to any extension or renewal options contained in a Tenant Lease.

                           (m)      Except as expressly set forth in the Tenant
Leases, the Tenants do not have any right or option to acquire the Property or any portion thereof.


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                           (n)      Seller has not received any written notice
("Defect Notice") from the Ground Lessor or any insurance company which has issued a policy with respect to the Property or from any board of fire underwriters (or other body exercising similar functions) claiming any defects or deficiencies in the Property or suggesting or requesting the performance of any repairs, alterations or other work to the Property.

                           (o)      There are no management, service, equipment,
supply, security, maintenance, construction, concession or other agreements with respect to or affecting the Property, except for any agreements under which only a Tenant is bound and except for the agreements listed on Exhibit C to this Agreement (collectively, the "Service Agreements"); Seller is not in default under the Service Agreements; the copies of the Service Agreements previously delivered by Seller to Buyer are true and complete copies of such Service Agreements and the same have not been amended, modified or supplemented; and each of the Service Agreements designated on Exhibit C to be terminated shall be terminated by Seller at or prior to Closing and all sums due thereunder paid in full by Seller.

                           (p)      No employee of Seller who performs services
at or in connection with the Property is covered by an employment agreement or union contract; no demand has been made upon Seller for recognition of a union or collective bargaining agent for the employees of Seller at the Property; and none of the employment arrangements with respect to Seller's employees will be binding upon Buyer or any subsequent owner of the Property after Closing.

                           (q)      There are no outstanding uncured written
notices received by Seller of any violation ("Violation") of any applicable law, ordinance, code, rule, order, regulation or requirement of any governmental authority with respect to the Property.

                           (r)      Exhibit D to this Agreement sets forth a
certificate evidencing the only fire and extended coverage insurance policies ("Policy") maintained by Seller with respect to the Property; the Policy is in full force and effect and all premiums due thereunder has been paid; and neither Seller nor (to Seller's knowledge) any of the Tenants have received any notice from the insurance companies which issued the Policy, indicating that the Policy will not be renewed or will be renewed at a higher premium than is presently payable therefor.

                           (s)      There is no action, suit or proceeding
pending or, to the knowledge of Seller, threatened against or affecting Seller or the Property or any portion thereof or the Tenant Leases or relating to or arising out of the ownership, management or operation of the Property, in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality.

                           (t)      Seller has not received any notice of any
condemnation proceeding or other proceedings in the nature of eminent domain ("Taking") in connection with the Property, and to Seller's knowledge no Taking has been threatened.


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                           (u)      All of the books, records, information, data
and other items supplied by Seller to Buyer are true, complete and correct in all material respects, and fairly and accurately presented the results of operations of the Property.

                           (v)      There is no presently existing Violation at
the Property of any environmental law or regulation; to Seller's knowledge, no contamination is present at the Property; and no underground storage tanks, asbestos or PCBs are present at the Property.

                           (w)      A true, correct and complete copy of the
Ground Lease is attached to this Agreement as Exhibit I. Except as shown on
Exhibit I, the Ground Lease has not otherwise been amended, modified or changed. The Ground Lease is valid and existing and in full force and affect. Neither the Ground Lessor nor Seller is in default of its respective obligations under the Ground Lease.

                           (x)      The Ground Lessor has not asserted any claim
that Seller is in default under the Ground Lease. No circumstance exists which, with the giving of notice or passage of time, would constitute a default by Seller under the Ground Lease.

                           (y)     The rents and other payments set forth in the
Ground Lease are the actual rents and other payments presently being paid by Seller to the Ground Lessor.

                           (z)      No brokerage or leasing commission or other
compensation are or will be due and payable to any Lease Broker with respect to or on account of the Ground Lease or any extension or renewal of the Ground Lease pursuant to any extension or renewal options contained in the Ground Lease.

9. Operations Prior to Closing. Between the date of this Agreement and Closing:

                           (a)     Seller shall, at its expense: perform all of
its obligations under the Tenant Leases; and cure all notices of any Violations and/or Defect Notices issued prior to Closing.

                           (b)      Seller shall not enter into any agreement to
modify, amend or otherwise alter any of the terms or provisions of the Tenant Leases or any of the Service Agreements; Seller shall not enter into a new lease ("New Lease") or other agreement with respect to the use or occupancy of the Real Property and/or the maintenance thereof, without prior written approval of Buyer. Seller agrees to execute any New Lease designated by Buyer which is approved by Seller. Each of Seller and Buyer agrees not unreasonably to untimely withhold or delay its approval of a New Lease. If Seller shall enter into a New Lease for a portion of the Real Property after the date of this Agreement and prior to the Closing Date pursuant to the request or prior written approval of Buyer, then Buyer shall, at Closing, reimburse to Seller all hard costs paid by Seller pursuant to a written budget previously approved by Seller and Buyer for capital improvements to the premises demised under the New Lease; and


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Buyer shall assume the obligations of the Seller, as landlord under the New
Lease, to perform capital improvements to the premises demised under the New Lease required by the terms of the New Lease. Any New Lease entered into by Seller after the date of this Agreement and prior to the Closing Date pursuant to the request or prior written approval of Buyer shall be included within the definition of "Tenant Leases".

                           (c)     Seller shall perform all acts, and shall make
all payments, necessary to cause the representations and warranties of Seller in this Agreement to be true and correct.

                           (d)      (i)     Buyer, its attorneys, accountants,
architects, engineers and other representatives shall be afforded access to the Property and to all books, records and files relating thereto from time to time prior to Closing for the purposes of inspections, preparation of plans, taking of measurements, making of surveys, making of appraisals, and generally for the ascertainment of the condition of the Property, including but not limited to the physical and financial condition of the Property; and there shall be furnished to Buyer all plans and specifications, engineering reports, feasibility studies, operating statements, governmental permits and approvals, contracts, leases, surveys, title information and other documentation concerning the Property in the possession of Seller and/or Seller's management agent for the Property.

                                 (ii)       Buyer, its attorneys, accountants
and other representatives, shall be permitted to make and are authorized to make any searches of governmental records as they deem necessary with respect to the Property; and Seller agrees fully to cooperate with Buyer and its attorneys and other representatives in this regard and to issue any consents or authorizations required therefor.

                                (iii)      Buyer agrees to indemnify, defend and
reimburse Seller for all costs, expenses (including, without limitation, attorney's fees, consultant and expert fees and court costs) loss and liabilities suffered or incurred by Seller as the result of any injuries to persons or properties caused by Buyer's entry upon the Property prior to Closing pursuant to the provisions of this Section 9(d) and Section 13.

                           (e)     Promptly after receipt thereof by Seller,
Seller shall deliver to Buyer the following:

                                 (i)        a copy of any notice of default
given or received under the Tenant Leases or the Service
Agreements;

                                (ii)        a copy of any tax bill, notice or
statement of value, or notice of change in a tax rate affecting or relating to the Property;

                                (iii)       a copy of any notice of an actual
or alleged Violation; and


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                                 (iv)       a copy of any notice of Taking.

                           (f)      Promptly after the execution of this
Agreement, Seller shall deliver for execution by each of the Tenants a written certification which shall be prepared by Buyer (utilizing the form attached to this Agreement as Exhibit E-1, but modified and supplemented by Buyer to reflect the terms and provisions of each of the respective Tenant Leases) (each such certification being herein called a "Tenant Estoppel Certificate"). Seller shall obtain prior to the expiration of the Inspection Period an executed Tenant Estoppel Certificate from each of the Tenants. Seller shall deliver to Buyer a copy of each of the executed Tenant Estoppel Certificates promptly after Seller's receipt thereof.

                           (g)     Seller shall deliver for execution by each of
the Tenants a Subordination, Non-Disturbance and Attornment agreement in the form required by Buyer's lender ("SNDA"); and Seller shall use its best efforts to obtain an executed SNDA from each of the Tenants. Seller shall deliver to Buyer a copy of each of the executed SNDA as delivered to Seller promptly after receiving such SNDA.

                           (h)      Promptly after the execution of this
Agreement, Seller shall deliver for execution by the Ground Lessor a written certification in the form attached to this Agreement as Exhibit E-2 (the "Ground Lessor's Estoppel Certificate"). Seller shall obtain prior to the expiration of the Inspection Period an executed Ground Lessor's Estoppel Certificate from the Ground Lessor. Seller shall deliver to Buyer a copy of the executed Ground Lessor's Estoppel Certificate promptly after Seller's receipt thereof.

10.               Casualty.

                           (a)      Seller shall maintain the Policy in effect
until the time of Closing, and shall deliver to Buyer, within ten (10 ) days after the date of this Agreement, an endorsement to the Policy issued by each insurance company issuing the Policy evidencing that the Policy is in effect, and that the Policy will not be canceled or materially modified without at least thirty (30) days prior written notice to Buyer. If Closing is not completed under this Agreement, Buyer shall deliver to Seller, upon request, a written direction to each insurance company which has issued the Policy, directing that Buyer's name as an additional insured party be deleted therefrom. If Closing is completed under this Agreement, Seller shall be entitled to all rebates and refunds of any prepaid premiums under the Policy.

                           (b)      If at any time prior to the Closing Date any
portion of the Property is destroyed or damaged as a result of fire or any other casualty ("Casualty"), Seller shall promptly give written notice ("Casualty Notice") thereof to Buyer. If the Property is the subject of a Casualty, Buyer shall have the right, at its sole option, of terminating this Agreement (by notice given within thirty (30) days after receipt of the Casualty Notice from Seller) unless, (i) the cost fully to repair or restore such damage is less than One Hundred Thousand Dollars ($100,000) and sufficient insurance proceeds are available fully to restore such damage, and (ii)


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the insurance company issuing the Policy has confirmed in writing prior to the end of such thirty (30) day period that such Casualty is covered by the Policy and that no defense to payment of the claim exists, and (iii) such Casualty may not result in any of the Tenants terminating any of the Tenant Leases or asserting a right to terminate any of the Tenant Leases, and (iv) any loan commitment obtained by Buyer for financing to acquire the Property is not canceled or suspended as a result of such Casualty and (v) such Casualty may not result in the Ground Lessor terminating the Ground Lease or asserting a right to terminate the Ground Lease. If a Casualty Notice is given to Buyer less than thirty (30) days prior to Closing, at Buyer's option Closing shall be postponed to a date not later than thirty (30) days after Buyer's receipt of the Casualty Notice. If Buyer does not terminate this Agreement, the proceeds of any insurance with respect to the Property paid between the date of this Agreement and the Closing Date shall be paid to Buyer at the time of Closing and all unpaid claims and rights in connection with losses to the Property shall be assigned to Buyer at Closing without in any manner affecting the Purchase Price and Seller shall pay to Buyer an amount equal to the deductible under the Policy.

                          (c)      If the Property is the subject of a Casualty,
but Buyer does not have the right to terminate this Agreement pursuant to the provisions of Section 10(b) above (or Buyer does not exercise such right), then Seller shall promptly cause all temporary repairs to be made to the Property as shall be required to prevent further deterioration and damage to the Property; provided, however, that any such repairs shall first be approved by Buyer, which approval shall not be unreasonably or untimely withheld. Seller shall have the right to be reimbursed from the proceeds of any insurance with respect to the Property paid between the date of this Agreement and the Closing Date for the cost of all such repairs made pursuant to this Section 11(c). Except for the obligation of Seller to repair the Property set forth in this Section 11(c), Seller shall have no other obligation to repair any Casualty damage in the event Buyer does not elect to terminate this Agreement pursuant to the provisions of
Section 10(b), and in such event, Buyer shall accept the Property at Closing as damaged or destroyed by the Casualty and Buyer shall have the right to enter the Real Property prior to Closing for the purpose of performing such repairs thereto as are reasonably necessary to protect the Property against further damage prior to the Closing Date.

11. Eminent Domain. If at any time prior to the Closing Date: a Taking affects all or any part of the Property, or if any proceeding for a Taking is commenced, or if notice of the contemplated commencement of a Taking is given, Seller shall promptly give written notice ("Taking Notice") thereof to Buyer. Buyer shall have the right, at its sole option, of terminating this Agreement by written notice to Seller within thirty (30) days after receipt by Buyer of the Taking Notice. If a Taking Notice is given to Buyer less than thirty (30) days prior to Closing, at Buyer's option Closing shall be postponed to a date not later than thirty (30) days after Buyer's receipt of the Taking Notice. If Buyer does not terminate this Agreement, the Purchase Price shall be reduced by the total of any awards or damages received by Seller and Seller shall, at Closing, assign to Buyer all of Seller's right, title and interest in and to any awards or damages to which Seller may have become entitled or may thereafter be entitled by reason of any exercise of the power of eminent domain or condemnation with respect to or for the Taking of the Property or any portion thereof.


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12.               Conditions of Buyer's Obligations.

                           (a)     The obligations of Buyer under this Agreement
are subject to the satisfaction at the time of Closing of each of the following conditions (any one of which may be waived in whole or in part in writing by Buyer at or prior to Closing):

                                          (i)     all of the representations and
warranties by Seller set forth in this Agreement shall be true and correct in all material respects;

                                (ii)        no representation or warranty by
Seller contained in this Agreement shall contain any materially untrue statement or shall omit a material fact necessary to make the statement of fact therein recited not misleading;

                                (iii)       Seller shall have performed all
covenants, agreements and conditions required by this Agreement (and by any other Agreement between Seller and Buyer) to be performed by Seller prior to or as of the Closing Date;

                                 (iv)       Buyer shall have received the
executed Tenant Estoppel Certificates and SNDA as from the Tenants under the Tenant Leases;

                                 (v)        Buyer shall have received the
executed Ground Lessor's Estoppel Certificate from the Ground Lessor and, if Buyer has so elected under Section 1(b), a new ground lease for the Land shall have been executed and delivered by both Ground Lessor and Buyer;

                                (vi)        the Ground Lease shall remain in
full force and effect; and

                               (vii)        Buyer shall have entered a lease
with ASW Logistics, Inc. for not less than 105,000 square feet within the Improvements in the form of Exhibit J to this Agreement (the "ASW Logistics Lease") and Ground Lessor shall have unconditionally approved the ASW Logistics Lease.

Seller shall use diligent efforts to cause ASW Logistics, Inc. to enter into the ASW Logistics Lease and to obtain the Ground Lessor's written consent thereto.

                           (b)      In the event any of the conditions set forth
in Section 12(a) are not satisfied as of the Closing Date, Buyer shall have the right (in addition to all other rights and remedies available to Buyer under this Agreement, at law or equity), at Buyer's sole option to (i) terminate this Agreement, or (ii) complete Closing notwithstanding the unsatisfied condition.

13.               Inspection Period.

                           (a)      Buyer shall, during the period ("Inspection
Period") which shall commence as of the date of this Agreement and shall end at 5:00 p.m. on the date which is 45 days after the date of this Agreement, have the opportunity to examine the Property, the Tenant Leases, the Service Agreements, the Policy, the Permitted Encumbrances, the Ground Lease and any items to be delivered by Seller to Buyer, and to conduct such other inspections of the Property as Buyer, in its discretion, may elect. Seller shall make available to Buyer for its review the Tenant Leases and Tenant Lease files, construction plans and specifications, engineer reports, surveys, appraisals, real estate tax receipts and annual operating statements.

                           (b)       (i)       Seller acknowledges that Buyer
may commission, prior to Closing, at Buyer's sole cost and expense, an investigation of (without limitation): compliance with environmental laws, the presence of contaminants on, over, under, migrating from or affecting the Property including without limitation in connection with the use and operation of any Personal Property, and the presence of conditions that may affect Buyer's intended use.

                                     (ii)       Seller will cooperate with Buyer
and Buyer's agents in Buyer's investigation, including without limitation: (A) complying with requests for information and records; (B) assisting Buyer in obtaining governmental agency or other records and upon Buyer's request communicating directly with any governmental agencies; (C) granting Buyer access to the Property including, without limitation, access for collecting surface or subsurface samples of soil, vegetation or water, or samples from buildings and other improvements and Personal Property located on the Property, including samples from walls, floors, ceilings, plenums, paved areas and other areas the taking of which samples may necessitate some damage to the buildings, other improvements or the Personal Property, and installing groundwater monitoring wells; and (D) delivery to Buyer any communications, letters, inquiries or notices received by Seller from any regulatory body dealing with environmental matters, water quality, air quality, life safety and OSHA and with all reports which may have been prepared within the past five years addressing the presence of PCB emissions, asbestos or other hazardous materials or waste. If Buyer does not complete Closing, Buyer will repair any invasive testing to the condition of the Property which had reasonably existed prior to such testing or sampling

                           (c)      Buyer shall have the right, at Buyer's sole
option, to terminate this Agreement (for any reason whatsoever) on or prior to the second business day to occur after the date on which the Inspection Period ends.

14.               Items to be Delivered at Closing.

                           (a)     At Closing, Seller shall deliver to Buyer the
following:

                                (i)         The Sublease, and a memorandum
thereof duly executed and acknowledged by Seller and in proper form for recording. (ii) The Deed and the Bill of Sale.

                                (iii)       Assignments in the form of
Exhibits F and G, respectively, of the Tenant Leases and the Service Agreements designated on Exhibit C to be assigned to Buyer, duly executed and acknowledged by Seller and in proper form for recording, assigning to Buyer all of the lessor's and Seller's rights, title and interest in the Tenant Leases and such Service Agreements, together with all correspondence between Seller and the Tenants, an original executed copy of each of the Tenant Leases and each such Service Agreement and letters, duly executed by Seller, in form satisfactory to Buyer addressed to each of the Tenants and other parties under the Service Agreements informing it of the assignments. Seller shall also deliver to Buyer at Closing evidence of Seller's termination of those Service Agreements not assigned to Buyer and payment of all sums owing to the parties to such Service Agreements.

                                (iv)        An assignment, duly executed and
acknowledged by Seller, of (and delivery to Buyer of originals or copies of): all certificates of occupancy and all other licenses, permits, authorizations, consents, certificates and approvals with respect to the Property; all fees, escrow and/or security funds, deposits and other sums heretofore paid by Seller to any governmental authority in connection with the Property; all certificates issued by the local Board of Fire Underwriters (or other body exercising similar functions); all plans, specifications and project manuals for the Property in Seller's possession; and all guarantees, bonds and warranties with respect to the Property in Seller's possession (together with original counterparts of such instruments).

                                (v)         An original counterpart of the
Tenant Estoppel Certificates and the SNDAs, an original counterpart of the Ground Lessor's Estoppel Certificate and an original counterpart of the Ground Lessor's consent to the ASW Logistics Lease.

                                (vi)        Such resolutions and certificates
as the Title Company shall require to evidence the due authorization of the execution and performance of this Agreement and the documents to be delivered pursuant hereto; and all affidavits, indemnities and other agreements required by the Title Company to permit it to issue to Buyer the Owner's Policy of Title Insurance required pursuant to Section 5(a).

                                (vii)       A statement, certified by Seller
(and accompanied with all relevant back-up documentation) setting forth all information necessary or required to permit Buyer to calculate and collect after Closing all payments of additional rent and other charges due under the Tenant Leases.

                                (viii)      All proper instruments for the
conveyance of the awards referred to in Sections 1(a) and 11.

                                (ix)        Duplicate copies of all books,
records and operating reports in Seller's possession which are necessary to insure continuity of operation of the Property.

                                (x)         An original executed and
acknowledged copy of the Right of First Refusal Agreement in recordable form as provided in Paragraph 21, below.

                                (xi)        Any other documents required to
be delivered by Seller pursuant to any other provisions of this Agreement.

                           (b)     At Closing, Buyer shall deliver to Seller the
following:

                                (i)         The portion of the Purchase Price
payable pursuant to Section 2(b).

                                (ii)        Assumption agreements, in the form
of Exhibits F and G respectively, of the Tenant Leases and of the Service Agreements designated on Exhibit C to be assigned to Buyer, duly executed and acknowledged by Buyer and in proper form for recording.

                                (iii)       The Sublease, and a memorandum
thereof duly executed and acknowledged by Buyer and in proper form for recording.

                                (iv)       An original executed and acknowledged
copy of the Right of First Refusal Agreement in recordable form as provided in Paragraph 21, below.

                                (v)         Any other document required to be
delivered by Buyer pursuant to any other provisions of this Agreement.

15. Time. Time is of the essence of this Agreement. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period provided in this Agreement shall end on a Saturday, Sunday or legal holiday, then the final day shall extend to the next full business day. For the purposes of this Section 15, the term "holiday" shall mean a day other than a Saturday or Sunday on which banks in the State in which the Property is located are or may elect to be closed.

16. Brokerage. Each of Seller and Buyer represents and warrants to the other that it has dealt with no broker, finder or other intermediary in connection with this sale, except for Grubb & Ellis and Oxford Realty Services. Seller agrees to pay all commissions and any other sums due to Grubb & Ellis by reason of this transaction. Buyer agrees to pay all commissions and any other sums due to Oxford Realty Services by reason of this transaction.

17. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

18.               FIRPTA.

                           (a)      Section 1445 of the Internal Revenue Code of
1986, as amended (the "Code") provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform Buyer that withholding of tax is not required upon the disposition by Seller of a United States real property interest, the undersigned parties executing this Agreement on behalf of Seller hereby certify the following on behalf of Seller:

                                (i)         Seller is not a foreign corporation,
foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

                                (ii)        Seller's U.S.employer identification
number is 34-1802882; and

                                (iii)       Seller's office address is:

                                    3200 Gilchrist Road
                                    Mogadore, Ohio 44260

Seller, and the parties executing this Agreement on behalf of Seller, understand that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement made here could be punished by fine, imprisonment, or both. Under penalties of perjury, the undersigned parties executing this Agreement on behalf of Seller declare that they have examined this certification and to the best of their knowledge and belief, it is true, correct and complete; and they further declare that they have authority to sign this document on behalf of Seller.

                           (b)      Seller, and the parties executing this
Agreement on behalf of Seller, shall deliver to Buyer at Closing, a restatement of the above certifications of Seller and of the parties executing this Agreement on behalf of Seller in the form of Exhibit H to this Agreement.

19.               Notices.

                           (a)      All notices, demands, requests or other
communications from each party to the other required or permitted under the terms of this Agreement shall be in writing and, unless and until otherwise specified in a written notice by the party to whom notice is intended to be given, shall be sent to the parties at the following respective addresses:

                           if intended for Buyer:

                           Plymouth Meeting Executive Campus
                           620 West Germantown Pike, Suite 200
                           Plymouth Meeting, PA 19462
                           Attention:  Steven Butte
                           Fax:  610-834-9560

                           if intended for Seller:

                           3200 Gilchrist Road
                           Mogadore, Ohio  44260
                           Attention:  Timothy P. Ziga
                           Fax: 330-733-5196

Notices may be given on behalf of any party by its legal counsel.

                           (b)      Each such notice, demand, request or other
communication shall be given (i) against a written receipt of delivery, or (ii) by registered or certified mail of the United States Postal Service, return receipt requested, postage prepaid, or (iii) by a nationally recognized overnight courier service for next business day delivery, or (iv) via telecopier or facsimile transmission to the facsimile number listed above, provided, however, that if such communication is given via telecopier or facsimile transmission, an original counterpart of such communication shall concurrently be sent in either the manner specified in clause (i) or (iii) above.

                           (c)      Each such notice, demand, request or other
communication shall be deemed to have been given upon the earliest of (i) actual receipt or refusal by the addressee if sent pursuant to Section (b)(i) or
(b)(iv), or (ii) deposit thereof at any main or branch United States post office if sent in accordance with section (b)(ii) above or (iii) deposit thereof with the courier if sent pursuant to section (b)(iii) above.

20.               Miscellaneous.

                           (a)      Captions. The captions in this Agreement are
inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

                           (b)      Entire Agreement; Governing Law. This
Agreement contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all prior or other negotiations, representations, understandings and agreements (including, without limitation, the letter of intent between Seller and Buyer dated February 23, 1998) of, by or among the parties, express or implied, oral or written, which are fully merged herein. The express terms of this Agreement control and supersede any course of performance and/or customary practice inconsistent with any such terms. Any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Agreement unless such agreement is in writing and signed by the party against whom enforcement of such change, modification, discharge or abandonment is sought. This Agreement shall be governed by and construed under the laws of the State in which the Property is located.

                           (c)     Provisions Separable. The provisions of this
Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision may be invalid or unenforceable in whole or in part.

                           (d)     Waiver of Tender of Deed and Purchase Monies.
The tender of executed Deeds by Seller and the tender by Buyer of the Purchase Price are mutually waived, but nothing in this Agreement shall be construed as a waiver of Seller's obligation to deliver the Deeds and/or of the concurrent obligation of Buyer to pay the Purchase Price at Closing.

                           (e)      Gender, etc. Words used in this Agreement,
regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

                           (f)       Counterparts. This Agreement may be
executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected on this Agreement as the signatories.

                           (g)      Exhibits. All Exhibits and Schedules
attached to this Agreement are incorporated by reference into and made a part of this Agreement.

                           (h)     No Waiver. Neither the failure nor any delay
on the part of either party to this Agreement to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of any such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                           (i)      Interpretation. No provision of this
Agreement is to be interpreted for or against either party because that party or that party's legal representative or counsel drafted such provision.

                           (j)      Buyer's Exercise of Right to Terminate. If
Buyer desires to terminate this Agreement pursuant to any of the provisions of this Agreement, Buyer shall do so by giving written notice of termination to Seller. Upon any such termination, the Deposit shall be paid to Buyer (and each of Seller and Buyer shall deliver written instructions to the Title Company to pay the Deposit to Buyer); and except as otherwise expressly provided in this Agreement, this Agreement shall be and become null and void and neither party shall have any further rights or obligations under this Agreement.

                           (k)      Survival. The representations, warranties
and agreements of Seller set forth in Sections 8 and 9 of this Agreement shall survive Closing for a period of 12 months, and thereafter shall survive to the extent that Buyer shall have given to Seller written notice of breach thereof. The obligations of Seller and Buyer pursuant to Sections 7, 10, 16, 18, 19 and 20(j) this Agreement shall survive Closing. Except as otherwise provided in the preceding two sentences of this Section 20(k), the agreements of Seller and Buyer set forth in this Agreement shall not survive Closing and shall merge into the delivery of the Deed at Closing.

21.               Right of First Offer.

                           (a)      For the purpose of this Paragraph 21: the
term "Right of First Offer Parcel" shall mean all that certain tract of land which is described by metes and bounds on Exhibit K hereto, situate in the City of Green, Summit County, State of Ohio containing 23.557 acres; and the term "Right of First Offer Term" shall mean the period of time commencing as of the Closing Date, and terminating two (2) years after the Closing Date.

                           (b)     At Closing, Seller shall execute, acknowledge
and deliver to Buyer for recording, a separate right of first offer agreement, prepared by Buyer, acceptable to Seller (and Seller agrees that the right of first offer agreement shall be acceptable to it to the extent that its provisions are substantially the same as those set forth below; and Seller further agrees to be reasonable in granting or withholding its acceptance to the right of first offer agreement), setting forth the following terms and provisions but subject in all events to the qualifications set forth in Section 21(c) of this Agreement (the "Right of First Offer Agreement"):

                                  (i)        Seller shall not at any time during
the Right of First Offer Term sell or convey or agree to sell or convey all or any portion of the Right of First Offer Parcel without first having complied with the requirements of the Right of First Offer Agreement.

                                 (ii)        If Seller shall during the Right of
First Offer Term desire to sell or convey all or part of the Right of First Offer Parcel, Seller shall deliver to Buyer written notice (the "First Offer Notice") setting forth the price and other material terms on which Seller would be willing to sell the Right of First Offer Parcel. Buyer shall have fifteen
(15) days from receipt of the First Offer Notice in which to elect to purchase the Right of First Offer Parcel pursuant to the terms of the First Offer Notice. If Buyer elects to purchase the Right of First Offer Parcel pursuant to the terms of the First Offer Notice, Buyer shall give to Seller written notice thereof ("Acceptance Notice") within said fifteen (15) day period and closing shall be held within 90 days after the date of the Acceptance Notice, whereupon Seller shall convey the Right of First Offer Parcel to Buyer. At closing, Seller shall deliver to Buyer a special warranty deed, sufficient to convey to Buyer fee simple title to the Right of First Offer Parcel free and clear of all liens, restrictions and encumbrances, except for those subject to which the Right of First Offer Parcel was to have been conveyed in accordance with the terms of the First Offer Notice.

                                (iii)      In the event Buyer shall elect not to
purchase all or part of the Right of First Offer Parcel pursuant to a First Offer Notice, Seller may thereafter sell the property which was the subject of the First Offer Notice in accordance with the terms of the First Offer Notice. If Seller has not sold that portion of the Right of First Offer Parcel which was the subject of the First Offer Notice within six (6) months after the giving of the First Offer Notice for a purchase price not less than 97% of the purchase price specified in the First Offer Notice, Seller may not again seek to sell or convey or agree to sell or convey such portion of the Right of First Offer Parcel which was the subject of the First Offer Notice without again complying with the terms of the Right of First Offer Agreement.

                                (iv)        To prevent Seller from defeating the
rights of Buyer pursuant to this Agreement, Seller agrees that Seller will not during the Right of First Offer Term accept an offer to purchase all or any portion of the Right of First Offer Parcel together with any other property.

                                (v)         The rights and obligations of Seller
and Buyer pursuant to this Agreement shall be binding upon Seller and its successors and assigns, and shall inure to the benefit of Buyer and Buyer's successors and assigns.

                           (c)      Notwithstanding anything contained in this
Section 21, Buyer's Right of First Offer shall not be applicable to and Seller shall have no obligation under the Right of First Offer Agreement with respect to the sale of improvements to be constructed on the Right of First Offer Parcel to a third party user who intends to own such improvements and to occupy substantially all of the floor area to be constructed within such improvements, and which are to be constructed by Seller pursuant to a contract with such third party user for the development and sale of such improvements.

22. Reports. For the period of time commencing on the date of this Agreement and continuing through the first anniversary of the Closing Date, and without limitation of the other document production otherwise required of Seller hereunder, Seller shall, from time to time, upon reasonable advance written notice from Buyer, provide to Buyer and its representatives: (i) access to all financial and other information pertaining to the period of Seller's ownership and operation of the Property, which information is relevant and reasonably necessary, in the opinion of Buyer's outside, third party accountants ("Accountants") to enable Buyer and its Accountants to prepare financial statements in compliance with any and all of (a) Rule 3-05 or Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (the "Commission"), as applicable to Buyer; (b) any other rule issued by the Commission and applicable to Buyer; and (c) any registration statement, report or disclosure statement filed with the Commission by, or on behalf of Buyer; and (ii) a representation letter, in form specified by, or otherwise satisfactory to the Accountants, signed by the individual(s) responsible for Seller's financial reporting, as prescribed by generally accepted auditing standards promulgated by the Auditing Standards Division of the American Institute of Certified Public Accountants, which representation letter may be required by the Accountants in order to render an opinion concerning Seller's financial statements.

                  IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as a sealed instrument as of the day and year first above written.

                             SELLER:

                             ASW PROPERTIES, LTD.

                             By:  /s/ Montgomery F. Miller
                                   Montgomery F. Miller,
                                   Managing Member

                             BUYER:

                             AMERICAN REAL ESTATE INVESTMENT, L.P.

                             By:      AMERICAN REAL ESTATE INVESTMENT
                                      CORPORATION - its General Partner

                                      By:     /s/ Stephen J. Butte
                                      Name:   Stephen J. Butte
                                      Title:  Vice President

                FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE


                  THIS FIRST AMENDMENT is made as of the 19th day of June, 1998 by and between ASW PROPERTIES, LTD., an Ohio limited liability company, having an address at 3200 Gilchrist Road, Mogadore, Ohio 44260 ("Seller") and AMERICAN REAL ESTATE INVESTMENT, L.P., a Delaware limited partnership, having an address at Plymouth Meeting Executive Campus, 620 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462 ("Buyer").

                                    RECITALS

                  A. Seller and Buyer are parties to a certain Agreement of Sale and Purchase dated as of May 5, 1998 (the "Agreement of Sale").

                  B. The parties desire to amend the Agreement of Sale on the terms set forth in this First Amendment.

                  NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1Defined Terms. Capitalized terms which are not otherwise defined in this First Amendment shall have the meanings ascribed to such terms in the Agreement of Sale.

1Expiration of Inspection Period. The parties acknowledge that the Inspection Period has expired, and that Buyer has not elected to exercise its rights under the Agreement of Sale to terminate the Agreement in connection with the expiration of the Inspection Period. Concurrently with the execution and delivery of this First Amendment by the parties, Buyer shall deliver to the Title Company $100,000 as contemplated by Section 2(a) of the Agreement of Sale.

23.               New Ground Lease.

                           (a)      The parties acknowledge that pursuant to
Section 1(b) of the Agreement of Sale, Buyer has exercised its option to enter a new ground lease for the Land with the Ground Lessor (the "New Ground Lease"). The terms and conditions of such New Ground Lease are currently being negotiated by Buyer and Ground Lessor. At Closing, Buyer shall pay to the Ground Lessor the transfer fee required to be paid in connection with the entry by Ground Lessor of the New Ground Lease with Buyer, together with legal fees to counsel to the Ground Lessor in an amount not to exceed $2,000.

                            (b)      Exhibit E-2 to the Agreement of Sale is
deleted and Exhibit E-2 to this First Amendment is substituted in its place.

26. Closing. The second sentence of Section 4 of the Agreement of Sale is deleted and the following is substituted in its place:

                           "Closing shall commence at 10:00 a.m. on July 23, 1998 or such other date as the parties may mutually agree to in writing."

27. Conditions of Buyer's Obligations. Section 12(a)(vi) is deleted and the following is substituted in its place:

                           "(vi) The consent of all local authorities required to the assignment to Buyer of that certain Ohio Enterprise Zone Amended Agreement by and among Seller, GE Lighting Special Pack, Inc., the County of Summit and the City of Green shall have been obtained; and".

28.               Miscellaneous.

                           (a)     The references in Section 14 of the Agreement
of Sale to Right of First Refusal Agreement are deemed to refer instead to the Right of First Offer Agreement.

                           (b)      Except as expressly amended by this First
Amendment, the Agreement of Sale shall remain in full force and effect and is unmodified.

                           (c)      This First Amendment may be executed in any
number of counterparts, all of which shall be deemed an original as against the party who has executed such counterpart. This First Amendment may be executed by facsimile counterpart by the parties.

                  IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this First Amendment as of the day and year first above written.


                                              SELLER:

                                              ASW PROPERTIES, LTD.

                                              By:  /s/ Montgomery F. Miller
                                                    Montgomery F. Miller,
                                                    Managing Member

                    (Signatures continued on following page)

                    (Signatures continued from previous page)




                                      BUYER:

                                      AMERICAN REAL ESTATE INVESTMENT,
                                      L.P.

                                      By: AMERICAN REAL ESTATE INVESTMENT
                                          CORPORATION - Its General Partner

                                               By:  /s/ Stephen J. Butte
                                                    Stephen J. Butte,
                                                    Vice President

                      SECOND AMENDMENT TO AGREEMENT OF SALE


                  THIS SECOND AMENDMENT is made as of the 23rd day of July, 1998 by and between ASW PROPERTIES, LTD., an Ohio limited liability company, having an address at 3200 Gilchrist Road, Mogadore, Ohio 44260 ("Seller") and AMERICAN REAL ESTATE INVESTMENT, L.P., a Delaware limited partnership, having an address at Plymouth Meeting Executive Campus, 620 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462 ("Buyer").

                                    RECITALS

                  A. Seller and Buyer are parties to a certain Agreement of Sale and Purchase dated as of May 5, 1998, as amended by amendment dated as of June 19, 1998 (the "Agreement of Sale").

                  B. The parties desire to amend the Agreement of Sale on the terms set forth in this Second Amendment.

                  NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

29. Defined Terms. Capitalized terms which are not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement of Sale.

30. Closing. The second sentence of Section 4 of the Agreement of Sale is deleted and the following is substituted in its place:

                           "Closing shall commence at 10:00 a.m. on July 31, 1998 or such other date as the parties may mutually agree to in writing."

31.               Miscellaneous.

                           (a)      Except as expressly amended by this
Amendment, the Agreement of Sale shall remain in full force and effect and is unmodified.

                           (b)      This Amendment may be executed in any number
of counterparts, all of which shall be deemed an original as against the party who has executed such counterpart. This Amendment may be executed by facsimile counterpart by the parties.

                  IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Second Amendment as of the day and year first above written.


                                   SELLER:

                                   ASW PROPERTIES, LTD.

                                   By:  /s/ Montgomery F. Miller
                                         Montgomery F. Miller,
                                         Managing Member



                                   BUYER:

                                   AMERICAN REAL ESTATE INVESTMENT,
                                   L.P.

                                   By: AMERICAN REAL ESTATE INVESTMENT
                                       CORPORATION - Its General Partner

                                            By:  /s/ Stephen J. Butte
                                                 Stephen J. Butte,
                                                 Vice President

                      THIRD AMENDMENT TO AGREEMENT OF SALE


                  THIS THIRD AMENDMENT is made as of the 30th day of July, 1998 by and between ASW PROPERTIES, LTD., an Ohio limited liability company, having an address at 3200 Gilchrist Road, Mogadore, Ohio 44260 ("Seller") and AMERICAN REAL ESTATE INVESTMENT, L.P., a Delaware limited partnership, having an address at Plymouth Meeting Executive Campus, 620 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462 ("Buyer").

                                    RECITALS

                  A. Seller and Buyer are parties to a certain Agreement of Sale and Purchase dated as of May 5, 1998, as amended by amendment dated as of June 19, 1998 and by an amendment dated as of July 23, 1998 (as amended, the "Agreement of Sale").

                  B. The parties desire to amend the Agreement of Sale on the terms set forth in this Third Amendment.

                  NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

32. Defined Terms. Capitalized terms which are not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement of Sale.

33. Closing. The second sentence of Section 4 of the Agreement of Sale is deleted and the following is substituted in its place:

                           "Closing shall commence at 10:00 a.m. on August 7, 1998 or such other date as the parties may mutually agree to in writing."

34.               Miscellaneous.

                           (a)      Except as expressly amended by this
Amendment, the Agreement of Sale shall remain in full force and effect and is unmodified.

                           (b)      This Amendment may be executed in any number
of counterparts, all of which shall be deemed an original as against the party who has executed such counterpart. This Amendment may be executed by facsimile counterpart by the parties.

                  IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Third Amendment as of the day and year first above written.


                                  SELLER:

                                  ASW PROPERTIES, LTD.

                                  By:  /s/ Montgomery F. Miller
                                        Montgomery F. Miller,
                                        Managing Member



                                  BUYER:

                                  AMERICAN REAL ESTATE INVESTMENT,
                                  L.P.

                                  By: AMERICAN REAL ESTATE INVESTMENT
                                      CORPORATION - Its General Partner

                                           By:  /s/ Stephen J. Butte
                                                Stephen J. Butte,
                                                Vice President